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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of earliest event reported September 25, 1997

                         NORTHWEST AIRLINES CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Delaware

                            (State of Incorporation)

                                   95-4205287

                      (I.R.S. Employer Identification No.)

                                    0-23642

                            (Commission File Number)

                 2700 Lone Oak Parkway, Eagan, Minnesota 55121

                    (Address of principal executive offices)

                                 (612) 726-2111

                        (Registrant's telephone number)

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Item 7 Exhibits.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-13307) and the Registration Statement on Form S-3 (Registration No. 333-28649), which latter Registration Statement constitutes Post-Effective Amendment No. 3 to the former Registration Statement (collectively, the "Registration Statements") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statements, the Preliminary Prospectus Supplement, dated September 12, 1997, and the Prospectus Supplement, dated September 16, 1997 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on September 18, 1997), to the Prospectus, dated July 2, 1997, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1997-1.

Pursuant to Instruction 2 to Item 601 of Regulation S-K, Schedule I hereto lists those documents which are substantially identical to the documents listed below and sets forth the material details in which such documents differ from the corresponding document listed below.

1(a) Underwriting Agreement, dated as of September 16, 1997, by and among Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and Northwest Airlines,Inc. and Northwest Airlines Corporation

4(a)(1) Trust Agreement [NW 1997 A], dated as of September 25, 1997, between Finova Capital Corporation, as Owner Participant, and First Security Bank, National Association, as Owner Trustee

4(a)(2) Trust Indenture and Security Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

4(a)(3) Lease Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, as Lessor, and Northwest Airlines, Inc., as Lessee

4(a)(4) Guarantee [NW 1997 A], dated as of September 25, 1997, from Northwest Airlines Corporation

4(a)(5) Purchase Agreement Assignment [NW 1997 A], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee

4(a)(6) Consent and Agreement [NW 1997 A], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited

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                                                                             2

4(b)(1) Trust Agreement [NW 1997 G], dated as of September 25, 1997, between Northwest Airlines, Inc., as Trustor, and First Security Bank, National Association, as Owner Trustee

4(b)(2) Trust Indenture and Security Agreement [NW 1997 G], dated as of September 25, 1997, between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

4(b)(3) Guarantee [NW 1997 G], dated as of September 25, 1997, from Northwest Airlines Corporation

4(c)(1) Trust Supplement No. 1997-1A, dated as of September 25, 1997, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(c)(2) Trust Supplement No. 1997-1B, dated as of September 25, 1997, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(c)(3) Trust Supplement No. 1997-1C, dated as of September 25, 1997, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(d)(1) Irrevocable Revolving Credit Agreement, Class A Certificates, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, as Borrower, and Royal Bank of Canada, New York Branch, as Liquidity Provider

4(d)(2) Irrevocable Revolving Credit Agreement, Class B Certificates, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, as Borrower, and Royal Bank of Canada, New York Branch, as Liquidity Provider

4(d)(3) Irrevocable Revolving Credit Agreement, Class C Certificates, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, as Borrower, and Royal Bank of Canada, New York Branch, as Liquidity Provider

4(d)(4) Intercreditor Agreement, dated as of September 25, 1997, by and among State Street Bank and Trust Company, as Trustee, Royal Bank of Canada, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent and Trustee

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                                                                             3

4(e)(1) Indemnity Agreement, dated as of September 25, 1997, by and between Credit Suisse First Boston Corporation and Northwest Airlines, Inc.

23(a)(1) Consent of Aircraft Information Services, Inc.

23(a)(2) Consent of BK Associates, Inc.

23(a)(3) Consent of Morten Beyer & Agnew, Inc.

23(a)(4) Consent of Bingham, Dana & Gould, LLP

99(a) Participation Agreement [NW 1997 A], dated as of September 25, 1997, among Northwest Airlines, Inc., as Lessee, Finova Capital Corporation, as Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee

99(b) Participation Agreement [NW 1997 G], dated as of September 25, 1997, among Northwest Airlines, Inc., as Lessee and Initial Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee

99(c)    Schedule I

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                                                                             4

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  NORTHWEST AIRLINES CORPORATION

Dated: November 25, 1997          By: /s/ Douglas M. Steenland
                                     --------------------------------
                                     Name: Douglas M. Steenland
                                     Title: Senior Vice President,
                                            General Counsel and
                                            Secretary




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                                                                             5

Exhibit                           Exhibit Index

1(a) Underwriting Agreement, dated as of September 16, 1997, by and among Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated and Northwest Airlines,Inc. and Northwest Airlines Corporation

4(a)(1) Trust Agreement [NW 1997 A], dated as of September 25, 1997, between Finova Capital Corporation, as Owner Participant, and First Security Bank, National Association, as Owner Trustee

4(a)(2) Trust Indenture and Security Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

4(a)(3) Lease Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, as Lessor, and Northwest Airlines, Inc., as Lessee

4(a)(4) Guarantee [NW 1997 A], dated as of September 25, 1997, from Northwest Airlines Corporation

4(a)(5) Purchase Agreement Assignment [NW 1997 A], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee

4(a)(6) Consent and Agreement [NW 1997 A], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (operations) Limited

4(b)(1) Trust Agreement [NW 1997 G], dated as of September 25, 1997, between Northwest Airlines, Inc., as Trustor, and First Security Bank, National Association, as Owner Trustee

4(b)(2) Trust Indenture and Security Agreement [NW 1997 G], dated as of September 25, 1997, between First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

4(b)(3) Guarantee [NW 1997 G], dated as of September 25, 1997, from Northwest Airlines Corporation

4(c)(1) Trust Supplement No. 1997-1A, dated as of September 25, 1997, by and among Northwest Airlines Corporation, Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, Trustee

4(c)(2) Trust Supplement No. 1997-1B, dated as of September 25, 1997, by and among Northwest Airlines Corporation, as

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                                                                             6

         Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, as Trustee

4(c)(3) Trust Supplement No. 1997-1C by, dated as of September 25, 1997, and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company, as Trustee

4(d)(1) Irrevocable Revolving Credit Agreement, Class A Certificate, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, Borrower, and Royal Bank of Canada, as Liquidity Provider

4(d)(2) Irrevocable Revolving Credit Agreement, Class B Certificate, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, Borrower, and Royal Bank of Canada, as Liquidity Provider

4(d)(3) Irrevocable Revolving Credit Agreement, Class C Certificates, dated as of September 25, 1997, by and between State Street Bank and Trust Company of Connecticut, National Association, as Borrower, and Royal Bank of Canada, New York Branch, as Liquidity Provider

4(d)(4) Intercreditor Agreement, dated as of September 25, 1997, by and among State Street Bank and Trust Company, as Trustee, Royal Bank of Canada, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent and Trustee

4(e)(1) Indemnity Agreement, dated as of September 25, 1997, by and between Credit Suisse First Boston Corporation and Northwest Airlines, Inc.

23(a)(1) Letter Consent of Aircraft Information Services, Inc.

23(a)(2) Letter Consent of BK Associates, Inc.

23(a)(3) Letter of Consent of Morten Beyer & Agnew, Inc.

23(a)(4) Letter of Consent of Bingham, Dana & Gould LLP

99(a) Participation Agreement [NW 1997 A], dated as of September 25, 1997, among Northwest Airlines, Inc., as Lessee, Finova Capital Corporation, as Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State

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                                                                             7

         Street Bank and Trust Company, in its individual capacity and as Indenture Trustee

99(b) Participation Agreement [NW 1997 G], dated as of September 25, 1997, among Northwest Airlines, Inc., as Lessee and Initial Owner Participant, State Street Bank and Trust Company, as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee

99(c)    Schedule I